Exhibit 99

FOR RELEASE 6:00 AM ET, January 29, 2014

Contact:                      Robert S. Tissue, Sr. Vice President & CFO
Telephone:                 (304) 530-0552
Email:                           rtissue@summitfgi.com

SUMMIT FINANCIAL GROUP REPORTS FOURTH QUARTER & FULL YEAR 2013 RESULTS

Q4 2013 Diluted EPS $0.29 compared to $0.22 in Q4 2012; YTD 2013 Diluted EPS $0.84 compared to $0.60 in 2012

MOOREFIELD, WV – January 29, 2014 (GLOBE NEWSWIRE) – Summit Financial Group, Inc. (“Company” or “Summit”) (NASDAQ: SMMF) today reported fourth quarter 2013 net income applicable to common shares of $2.59 million, or $0.29 per diluted share, compared with $1.91 million, or $0.22 per diluted share, for the fourth quarter of 2012. Fourth quarter 2013 results, as compared to the same period in 2012, were positively impacted primarily by a lower provision for loan losses.

Excluding from fourth quarter 2013 (on a pre-tax basis)  realized securities gains of $124,000, gains on sales of foreclosed properties of $28,000, and write-downs of foreclosed properties of $644,000, and from fourth quarter 2012 realized securities gains of $103,000, losses on sales of foreclosed properties of $94,000, charges for other-than-temporary impairment (“OTTI”) of securities of $76,000 and write-downs of foreclosed properties of $748,000, fourth quarter 2013 earnings would have approximated $2.90 million, or $0.32 per diluted share, compared to $2.42 million, or $0.28 per diluted share, for the year-ago period.

For the full-year 2013, Summit recorded net income applicable to common shares of $7.29 million, or $0.84 per diluted share, compared with $4.94 million, or $0.60 per diluted share, for 2012.

Excluding from the full-year 2013 (on a pre-tax basis) realized securities gains of $240,000, losses on sales of foreclosed properties of $518,000, OTTI charges of $118,000 and write-downs of foreclosed properties of $3.72 million, and from the full-year 2012 realized securities gains of $2.35 million, losses on sale of foreclosed properties of $677,000, OTTI charges of $451,000 and write-downs of foreclosed properties of $6.86 million, earnings for the full-year 2013 would have approximated $9.89 million, or $1.12 per diluted share, compared to $8.49 million, or $0.97 per diluted share, for 2012.

Highlights for Q4 2013 include:

•	Best quarter’s earnings per diluted share since Q4 2008.

•	Eleventh consecutive quarter of positive quarterly earnings.

•	Nonperforming assets declined for the eighth consecutive quarter, reaching its lowest level since Q4 2008.

•	Net interest margin increased 9 basis points compared to Q3 2013 and 5 basis points compared to the year-ago period.

•	The provision for loan losses remained unchanged compared to the $1.00 million recorded in Q3 2013, and was less than half the amount recorded in Q4 2012.

•	Recorded charges to write-down foreclosed properties of $644,000, compared to $654,000 in Q3 2013 and $748,000 in Q4 2012.

•	Summit’s regulatory capital ratios are at the highest levels in thirteen years.

H. Charles Maddy, III, President and Chief Executive Officer of Summit, commented, “We are very pleased to report the past quarter’s and year’s improved earnings performance, increased net interest margin, reductions in the portfolio of problem assets and strengthened capital levels. Our problem assets remain our top priority, and we are encouraged by the 23 percent reduction in our nonperforming assets over the past 12 months. However, dispositions of foreclosed properties remain challenging -- particularly with respect to commercial and residential development properties. Further, our near term quarterly earnings could fluctuate as foreclosed properties are re-appraised and adjusted to estimated fair values on an ongoing basis, but we anticipate such charges in 2014 will approximate or be less than the amounts recorded in 2013.”

Results from Operations

Total revenue for the fourth quarter 2013, consisting of net interest income and noninterest income, was $12.9 million compared to $12.7 million for the fourth quarter 2012. For the full-year 2013, total revenue was $50.0 million compared to $52.7 million for 2012.

Total revenue excluding realized securities gains of $124,000 was $12.8 million for fourth quarter 2013 compared to total revenue excluding realized securities gains of $103,000 and OTTI of securities of $76,000 of $12.7 million for the same prior-year quarter.  For the full-year 2013, total revenue excluding these same items was $49.9 million compared to $50.8 million for the full-year 2012.

For the fourth quarter of 2013, net interest income increased to $10.0 million, compared to $9.9 million reported in the prior-year fourth quarter and $9.5 million reported in the linked quarter. The net interest margin for fourth quarter 2013 was 3.24 percent compared to 3.15 percent for the linked quarter, and 3.19 percent for the year-ago quarter.

Noninterest income, consisting primarily of insurance commissions from Summit's insurance agency subsidiary and service fee income from community banking activities, for fourth quarter 2013 was $2.9 million compared to $2.8 million for the comparable period of 2012. Excluding realized securities gains and OTTI of securities, noninterest income was $2.77 million for fourth quarter 2013, compared to the $2.82 million reported for fourth quarter 2012.

The provision for loan losses was $1.0 million for the fourth quarter and linked quarter of 2013 compared to $2.5 million for the year-ago quarter.

Noninterest expenses continue to be well-controlled. Total noninterest expense increased 1.9% for the quarter to $8.4 million from the $8.3 million reported in fourth quarter 2012. Excluding from fourth quarter 2013 noninterest expense (on a pre-tax basis) gains on sales of foreclosed properties of $28,000 and write-downs of foreclosed properties of $644,000 and from fourth quarter 2012 losses on sales of foreclosed properties of $94,000 and write-downs of foreclosed properties of $748,000, noninterest expense would have approximated $7.8 million for fourth quarter 2013 compared to $7.4 million for fourth quarter 2012.

Noninterest expense for the full-year 2013 decreased 6.7% compared to the full-year 2012. Excluding from full-year 2013 noninterest expense (on a pre-tax basis) losses on sales of foreclosed properties of $518,000 and write-downs of foreclosed properties of $3.7 million and from full-year 2012 losses on sales of foreclosed properties of $677,000 and write-downs of foreclosed properties of $6.9 million, noninterest expense would have approximated $30.5 million for full-year 2013, compared to $29.7 million for the comparable period of 2012.

Balance Sheet

At December 31, 2013, total assets were $1.39 billion, a decrease of $877,000, or 0.1 percent since December 31, 2012. Total loans, net of unearned fees and allowance for loan losses, were $937.1 million at December 31, 2013, almost unchanged from the $937.2 million reported at year end 2012.

At December 31, 2013, deposits were $1.00 billion, a decrease of $23.3 million, or 2.3 percent, since year end 2012. During 2013, interest bearing checking deposits grew $10.9 million, or 6.2 percent, to $186.6 million, while time deposits decreased by $26.8 million, or 4.8 percent. Long-term borrowings and subordinated debentures declined by 16.6 percent since year end 2012, as the Company paid down $39.8 million in maturing borrowings during 2013.

Asset Quality

As of December 31, 2013, nonperforming assets (“NPAs”), consisting of nonperforming loans, foreclosed properties, and repossessed assets, were $72.3 million, or 5.22 percent of assets. This compares to $77.0 million, or 5.55 percent of assets at the linked quarter, and $94.0 million, or 6.77 percent of assets at December 31, 2012.

Fourth quarter 2013 net loan charge-offs were $1.4 million, or 0.58 percent of average loans annualized, while adding $1.0 million to the allowance for loan losses. The allowance for loan losses stood at $12.7 million, or 1.33 percent of total loans at December 31, 2013, compared to 1.88 percent at December 31, 2012.

Capital Adequacy

Shareholders’ equity was $111.1 million as of December 31, 2013 compared to $108.6 million at December 31, 2012.

Summit’s regulatory total risk-based capital ratio of 14.5 percent at December 31, 2013, was unchanged compared to September 30, 2013, and increased compared to 14.0 percent at December 31, 2012.  The Company’s December 31, 2013 Tier 1 leverage capital ratio of 8.9 percent is unchanged from September 30, 2013 and up nicely from 8.3 percent at December 30, 2012.

Summit's depository institution, Summit Community Bank, Inc. (the “Bank”), is well in excess of regulatory requirements for a "well capitalized" institution at September 30, 2013. The Bank’s total risk-based capital ratio was 15.7 percent at December 31, 2013 compared to 15.5 percent at September 30, 2013 and 15.0 percent at December 31, 2012, while its Tier 1 leverage capital ratio was unchanged at 10.4 percent compared to September 30, 2013 and up from the 9.8% reported at December 31, 2012.

The Bank received regulatory approval for and paid an upstream dividend of $1.0 million during Q4 2013, representing the second such dividend of the year.  In 2013, upstream dividends totaling $2.0 million were paid to Summit, representing the first such dividends paid since 2008.

Total common shares outstanding as of December 31, 2013 were 7,451,022 compared to 7,425,472 shares as of December 31, 2012.

About the Company

Summit Financial Group, Inc. is a $1.39 billion financial holding company headquartered in Moorefield, West Virginia. Summit provides community banking services primarily in the Eastern Panhandle and South Central regions of West Virginia and the Northern and Shenandoah Valley regions of Virginia, through its bank subsidiary, Summit Community Bank, Inc., which operates fifteen banking locations. Summit also operates Summit Insurance Services, LLC in Moorefield, West Virginia and Leesburg, Virginia.

FORWARD-LOOKING STATEMENTS

This press release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements.

Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.  Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economies.  We undertake no obligation to revise these statements following the date of this press release.

NON-GAAP FINANCIAL MEASURES

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America ("GAAP").  Specifically, Summit adjusted GAAP performance measures to exclude the effects of realized and unrealized securities gains and losses, gains/losses on sales of foreclosed properties, and write-downs of foreclosed properties to estimated fair values included in its Consolidated Statements of Income. Management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of Summit’s results of operations for the following reasons:  (1) the trading of securities is not deemed a core business activity of Summit; and (2) prior to the financial crisis in 2008, the recognition of material unrealized securities losses, gains/losses on sales of foreclosed properties, and write-downs of foreclosed properties were infrequent, and results excluding their impact will be beneficial to readers, if our levels of nonperforming assets return to historical levels. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q4 2013 vs Q4 2012

	For the Quarter Ended		Percent
Dollars in thousands	12/31/2013	12/31/2012	Change
Condensed Statements of Income
Interest income
Loans, including fees	$12,507	$13,512	-7.4%
Securities	1,850	1,703	8.6%
Other	2	5	-60.0%
Total interest income	14,359	15,220	-5.7%
Interest expense
Deposits	2,317	3,017	-23.2%
Borrowings	2,039	2,307	-11.6%
Total interest expense	4,356	5,324	-18.2%
Net interest income	10,003	9,896	1.1%
Provision for loan losses	1,000	2,498	-60.0%
Net interest income after provision
for loan losses	9,003	7,398	21.7%

Noninterest income
Insurance commissions	1,056	1,081	-2.3%
Service fees related to deposit accounts	1,124	1,092	2.9%
Realized securities gains	124	103	20.4%
Other-than-temporary impairment of securities	-	(76)	-100.0%
Other income	592	644	-8.1%
Total noninterest income	2,896	2,844	1.8%
Noninterest expense
Salaries and employee benefits	4,024	3,799	5.9%
Net occupancy expense	466	494	-5.7%
Equipment expense	580	554	4.7%
Professional fees	295	337	-12.5%
FDIC premiums	502	535	-6.2%
Foreclosed properties expense	209	269	-22.3%
(Gain) on sale of foreclosed properties	(28)	94	-129.8%
Write-downs of foreclosed properties	644	748	-13.9%
Other expenses	1,732	1,433	20.9%
Total noninterest expense	8,424	8,263	1.9%
Income before income taxes	3,475	1,979	75.6%
Income taxes	687	(126)	-645.2%
Net income	2,788	2,105	32.4%
Preferred stock dividends	194	194	0.0%

Net income applicable to common shares	$2,594	$1,911	35.7%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q4 2013 vs Q4 2012

	For the Quarter Ended		Percent
	12/31/2013	12/31/2012	Change
Per Share Data
Earnings per common share
Basic	$0.35	$0.26	34.6%
Diluted	$0.29	$0.22	31.8%

Average shares outstanding
Basic	7,450,379	7,425,472	0.3%
Diluted	9,624,312	9,601,435	0.2%

Performance Ratios
Return on average equity (A)	10.15%	7.76%	30.8%
Return on average assets	0.80%	0.60%	33.3%
Net interest margin	3.24%	3.19%	1.6%
Efficiency ratio (B)	57.31%	53.88%	6.4%

              NOTE (A) – Net income divided by total average shareholders’ equity.

              NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Annual Performance Summary -- 2013 vs 2012

	For the Years Ended		Percent
Dollars in thousands	12/31/2013	12/31/2012	Change
Condensed Statements of Income
Interest income
Loans, including fees	$50,741	$55,567	-8.7%
Securities	6,534	8,282	-21.1%
Other	5	35	-85.7%
Total interest income	57,280	63,884	-10.3%
Interest expense
Deposits	10,392	13,158	-21.0%
Borrowings	8,085	10,906	-25.9%
Total interest expense	18,477	24,064	-23.2%
Net interest income	38,803	39,820	-2.6%
Provision for loan losses	4,500	8,500	-47.1%
Net interest income after provision
for loan losses	34,303	31,320	9.5%

Noninterest income
Insurance commissions	4,429	4,433	-0.1%
Service fees related to deposit accounts	4,325	4,255	1.6%
Realized securities gains	240	2,348	-89.8%
Other-than-temporary impairment of securities	(118)	(451)	-73.8%
Other income	2,333	2,294	1.7%
Total noninterest income	11,209	12,879	-13.0%
Noninterest expense
Salaries and employee benefits	16,178	15,532	4.2%
Net occupancy expense	1,853	1,939	-4.4%
Equipment expense	2,303	2,332	-1.2%
Professional fees	1,181	1,193	-1.0%
FDIC premiums	2,060	2,067	-0.3%
Foreclosed properties expense	1,045	1,221	-14.4%
Loss on sale of foreclosed properties	518	677	-23.5%
Write-downs of foreclosed properties	3,722	6,862	-45.8%
Other expenses	5,896	5,444	8.3%
Total noninterest expense	34,756	37,267	-6.7%
Income before income taxes	10,756	6,932	55.2%
Income taxes	2,688	1,219	120.5%
Net income	8,068	5,713	41.2%
Preferred stock dividends	775	777	-0.3%

Net income applicable to common shares	$7,293	$4,936	47.8%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Annual Performance Summary -- 2013 vs 2012

	For the Years Ended		Percent
	12/31/2013	12/31/2012	Change
Per Share Data
Earnings per common share
Basic	$0.98	$0.66	48.5%
Diluted	$0.84	$0.60	40.0%

Average shares outstanding
Basic	7,442,689	7,425,472	0.2%
Diluted	9,621,504	9,601,169	0.2%

Performance Ratios
Return on average equity (A)	7.38%	5.36%	37.7%
Return on average assets	0.58%	0.40%	45.0%
Net interest margin	3.22%	3.19%	0.9%
Efficiency ratio (B)	56.48%	53.78%	5.0%

              NOTE (A) – Net income divided by total average shareholders’ equity.

              NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
Dollars in thousands	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Condensed Statements of Income
Interest income
Loans, including fees	$12,507	$12,532	$12,799	$12,904	$13,512
Securities	1,850	1,512	1,507	1,664	1,703
Other	2	1	2	1	5
Total interest income	14,359	14,045	14,308	14,569	15,220
Interest expense
Deposits	2,317	2,487	2,820	2,768	3,017
Borrowings	2,039	2,020	1,984	2,043	2,307
Total interest expense	4,356	4,507	4,804	4,811	5,324
Net interest income	10,003	9,538	9,504	9,758	9,896
Provision for loan losses	1,000	1,000	1,000	1,500	2,498
Net interest income after provision
for loan losses	9,003	8,538	8,504	8,258	7,398

Noninterest income
Insurance commissions	1,056	1,057	1,132	1,184	1,081
Service fees related to deposit accounts	1,124	1,106	1,085	1,012	1,092
Realized securities gains	124	132	(57)	42	103
Other-than-temporary impairment of securities	-	(38)	(27)	(54)	(76)
Other income	592	606	570	564	644
Total noninterest income	2,896	2,863	2,703	2,748	2,844
Noninterest expense
Salaries and employee benefits	4,024	4,050	3,987	4,117	3,799
Net occupancy expense	466	454	476	457	494
Equipment expense	580	578	559	598	554
Professional fees	295	263	360	251	337
FDIC premiums	502	503	515	540	535
Foreclosed properties expense	209	262	295	279	269
(Gain) loss on sale of foreclosed properties	(28)	(17)	523	40	94
Write-downs of foreclosed properties	644	654	1,494	929	748
Other expenses	1,732	1,484	1,329	1,351	1,433
Total noninterest expense	8,424	8,231	9,538	8,562	8,263
Income before income taxes	3,475	3,170	1,669	2,444	1,979
Income taxes	687	898	452	651	(126)
Net income	2,788	2,272	1,217	1,793	2,105
Preferred stock dividends	194	194	194	194	194
Net income applicable to common shares	$2,594	$2,078	$1,023	$1,599	$1,911

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Per Share Data
Earnings per common share
Basic	$0.35	$0.28	$0.14	$0.22	$0.26
Diluted	$0.29	$0.24	$0.13	$0.19	$0.22

Average shares outstanding
Basic	7,450,379	7,443,865	7,438,401	7,432,254	7,425,472
Diluted	9,624,312	9,621,957	9,619,585	9,613,886	9,601,435

Performance Ratios
Return on average equity (A)	10.15%	8.49%	4.40%	6.55%	7.76%
Return on average assets	0.80%	0.67%	0.35%	0.52%	0.60%
Net interest margin	3.24%	3.15%	3.12%	3.23%	3.19%
Efficiency ratio - (B)	57.31%	56.22%	56.52%	56.00%	53.88%

         NOTE (A) – Net income divided by total average shareholders’ equity.

         NOTE (B) – Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Selected Balance Sheet Data

	For the Quarter Ended
Dollars in thousands, except per share amounts	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012

Assets
Cash and due from banks	$3,442	$4,571	$4,336	$3,906	$3,833
Interest bearing deposits other banks	8,340	11,532	7,971	7,915	10,969
Securities	288,780	291,258	291,180	283,054	281,539
Loans, net	937,070	939,169	925,979	945,741	937,168
Property held for sale	53,392	45,303	47,258	54,625	56,172
Premises and equipment, net	20,623	20,780	20,936	21,023	21,129
Intangible assets	7,949	8,036	8,124	8,212	8,300
Cash surrender value of life insurance policies	35,611	35,257	30,027	29,791	29,553
Other assets	31,020	31,881	34,159	35,931	38,441
Total assets	$1,386,227	$1,387,787	$1,369,970	$1,390,198	$1,387,104

Liabilities and Shareholders' Equity
Deposits	$1,003,812	$1,016,735	$1,038,163	$1,066,318	$1,027,125
Short-term borrowings	62,769	54,163	16,762	5,960	3,958
Long-term borrowings and
subordinated debentures	199,905	199,929	199,954	199,977	239,657
Other liabilities	8,669	8,155	7,880	7,928	7,809
Shareholders' equity	111,072	108,805	107,211	110,015	108,555
Total liabilities and shareholders' equity	$1,386,227	$1,387,787	$1,369,970	$1,390,198	$1,387,104

Book value per common share (A)	$11.55	$11.32	$11.15	$11.45	$11.31
Tangible book value per common share (A)	$10.72	$10.48	$10.31	$10.60	$10.44
Tangible equity / Tangible assets	7.5%	7.3%	7.3%	7.4%	7.3%

         NOTE  (A) – Assumes the conversion to common stock of all outstanding shares of convertible preferred stock.

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Regulatory Capital Ratios

	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Summit Financial Group, Inc.
Total Risk Based Capital	14.5%	14.5%	14.4%	14.1%	14.0%
Tier 1 Risk-based Capital	12.4%	12.1%	12.1%	11.8%	11.6%
Tier 1 Leverage Ratio	8.9%	8.9%	8.6%	8.4%	8.3%

Summit Community Bank, Inc.
Total Risk Based Capital	15.7%	15.5%	15.6%	15.2%	15.0%
Tier 1 Risk-based Capital	14.5%	14.3%	14.3%	13.9%	13.7%
Tier 1 Leverage Ratio	10.4%	10.4%	10.2%	10.0%	9.8%

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Loan Composition

Dollars in thousands	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012

Commercial	$88,352	$83,844	$78,964	$86,877	$85,829
Commercial real estate
Owner occupied	149,618	151,261	149,660	151,942	154,252
Non-owner occupied	280,790	279,412	277,773	288,475	276,082
Construction and development
Land and development	71,453	73,089	73,426	76,277	79,335
Construction	15,155	12,323	7,634	5,782	3,772
Residential real estate
Non-jumbo	212,946	215,058	216,759	213,965	216,714
Jumbo	53,406	59,701	58,567	62,849	61,567
Home equity	54,844	53,674	53,774	53,765	53,263
Consumer	19,889	20,472	20,147	19,638	20,586
Other	3,276	3,374	3,397	3,191	3,701
Total loans, net of unearned fees	949,729	952,208	940,101	962,761	955,101
Less allowance for loan losses	12,659	13,039	14,122	17,020	17,933
Loans, net	$937,070	$939,169	$925,979	$945,741	$937,168

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Deposit Composition

Dollars in thousands	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Non interest bearing checking	$92,837	$99,109	$92,147	$93,125	$100,592
Interest bearing checking	186,578	186,702	187,244	181,327	175,706
Savings	193,446	193,285	196,069	197,587	193,039
Time deposits	530,951	537,639	562,703	594,279	557,788
Total deposits	$1,003,812	$1,016,735	$1,038,163	$1,066,318	$1,027,125

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Asset Quality Information

	For the Quarter Ended
Dollars in thousands	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Gross loan charge-offs	$1,669	$2,825	$3,968	$2,497	$2,545
Gross loan recoveries	(289)	(742)	(70)	(84)	(160)
Net loan charge-offs	$1,380	$2,083	$3,898	$2,413	$2,385

Net loan charge-offs to average loans (annualized)	0.58%	0.89%	1.63%	1.00%	0.99%
Allowance for loan losses	$12,659	$13,039	$14,122	$17,020	$17,933
Allowance for loan losses as a percentage
of period end loans	1.33%	1.37%	1.50%	1.77%	1.88%
Nonperforming assets:
Nonperforming loans
Commercial	$1,224	$2,557	$3,996	$4,763	$5,002
Commercial real estate	2,318	3,795	1,695	1,525	2,556
Commercial construction and development	3,782	3,761	-	-	-
Residential construction and development	9,048	9,128	11,505	13,076	13,641
Residential real estate	2,446	12,385	13,605	16,869	16,522
Consumer	128	145	91	72	55
Total nonperforming loans	18,946	31,771	30,892	36,305	37,776
Foreclosed properties
Commercial	-	-	-	-	-
Commercial real estate	9,903	9,961	10,310	11,779	11,835
Commercial construction and development	11,125	11,161	11,492	16,670	17,597
Residential construction and development	20,485	20,585	21,591	21,929	23,074
Residential real estate	11,879	3,596	3,865	4,247	3,666
Total foreclosed properties	53,392	45,303	47,258	54,625	56,172
Other repossessed assets	8	-	2	19	6
Total nonperforming assets	$72,346	$77,074	$78,152	$90,949	$93,954

Nonperforming loans to period end loans	1.99%	3.34%	3.29%	3.77%	3.96%
Nonperforming assets to period end assets	5.22%	5.55%	5.70%	6.54%	6.77%

Loans Past Due 30-89 Days
	For the Quarter Ended
In thousands	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012

Commercial	$74	$30	$199	$27	$180
Commercial real estate	1,809	1,757	626	2,161	437
Construction and development	1,628	154	698	64	-
Residential real estate	4,332	4,697	4,479	4,522	6,170
Consumer	292	229	286	277	326
Other	-	50	53	-	-
Total	$8,135	$6,917	$6,341	$7,051	$7,113

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q4 2013 vs Q4 2012
	Q4 2013			Q4 2012
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$950,162	$12,450	5.20%	$956,864	$13,436	5.59%
Tax-exempt	5,084	89	6.95%	6,184	117	7.53%
Securities
Taxable	226,710	1,273	2.23%	226,629	1,097	1.93%
Tax-exempt	74,777	871	4.62%	75,466	912	4.81%
Interest bearing deposits other banks
and Federal funds sold	8,156	1	0.05%	10,779	4	0.15%
Total interest earning assets	1,264,889	14,684	4.61%	1,275,922	15,566	4.85%

Noninterest earning assets
Cash & due from banks	4,279			4,166
Premises & equipment	20,689			21,266
Other assets	109,534			113,952
Allowance for loan losses	(13,449)			(18,053)
Total assets	$1,385,942			$1,397,253

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$188,839	$63	0.13%	$179,198	$78	0.17%
Savings deposits	193,889	277	0.57%	194,839	307	0.63%
Time deposits	528,370	1,977	1.48%	556,748	2,632	1.88%
Short-term borrowings	59,378	45	0.30%	10,263	7	0.27%
Long-term borrowings and
subordinated debentures	199,917	1,993	3.96%	239,722	2,300	3.82%
Total interest bearing liabilities	1,170,393	4,355	1.48%	1,180,770	5,324	1.79%

Noninterest bearing liabilities
Demand deposits	97,371			99,845
Other liabilities	8,286			8,198
Total liabilities	1,276,050			1,288,813

Shareholders' equity - preferred	9,295			9,326
Shareholders' equity - common	100,597			99,114
Total liabilities and
shareholders' equity	$1,385,942			$1,397,253

NET INTEREST EARNINGS		$10,329			$10,242

NET INTEREST MARGIN			3.24%			3.19%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
YTD 2013 vs YTD 2012

	YTD 2013			YTD 2012
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$949,616	$50,505	5.32%	$963,209	$55,248	5.74%
Tax-exempt	5,440	388	7.13%	6,628	483	7.29%
Securities
Taxable	208,588	4,131	1.98%	233,560	5,689	2.44%
Tax-exempt	75,707	3,647	4.82%	71,937	3,929	5.46%
Interest bearing deposits other banks
and Federal funds sold	7,821	5	0.06%	19,731	35	0.18%
Total interest earning assets	1,247,172	58,676	4.70%	1,295,065	65,384	5.05%

Noninterest earning assets
Cash & due from banks	4,381			4,188
Premises & equipment	20,926			21,578
Other assets	125,629			118,427
Allowance for loan losses	(15,152)			(18,157)
Total assets	$1,382,956			$1,421,101

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$181,413	$255	0.14%	$170,698	$325	0.19%
Savings deposits	195,398	1,152	0.59%	203,908	1,361	0.67%
Time deposits	556,644	8,985	1.61%	548,044	11,472	2.09%
Short-term borrowings	34,098	95	0.28%	13,248	31	0.23%
Long-term borrowings and
subordinated debentures	202,237	7,991	3.95%	276,092	10,875	3.94%
	1,169,790	18,478	1.58%	1,211,990	24,064	1.99%
Noninterest bearing liabilities
Demand deposits	94,943			94,243
Other liabilities	8,951			8,256
Total liabilities	1,273,684			1,314,489

Shareholders' equity - preferred	9,313			9,326
Shareholders' equity - common	99,959			97,286
Total liabilities and
shareholders' equity	$1,382,956			$1,421,101

NET INTEREST EARNINGS		$40,198			$41,320

NET INTEREST MARGIN			3.22%			3.19%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended			For the Years Ended
Dollars in thousands	12/31/2013	9/30/2013	12/31/2012	12/31/2013	12/31/2012

Net income applicable to common shares - excluding
realized securities gains, gains/(losses) on sales of
foreclosed properties, other-than-temporary impairment
of securities and write-downs of foreclosed properties	$2,904	$2,420	$2,424	$9,887	$8,491

Realized securities gains/(losses)	124	132	103	240	2,348
Applicable income tax effect	(46)	(49)	(38)	(89)	(869)
Gains/(losses) on sales of foreclosed properties	28	17	(94)	(518)	(677)
Applicable income tax effect	(10)	(6)	35	192	250
Other-than-temporary impairment of securities	-	(38)	(76)	(118)	(451)
Applicable income tax effect	-	14	28	44	167
Write-downs foreclosed properties	(644)	(654)	(748)	(3,722)	(6,862)
Applicable income tax effect	238	242	277	1,377	2,539
	(310)	(342)	(513)	(2,594)	(3,555)
GAAP net income applicable to common shares	$2,594	$2,078	$1,911	$7,293	$4,936

Diluted earnings per common share - excluding
realized securities gains, gains/(losses) on sales of
foreclosed properties, other-than-temporary impairment
of securities and write-downs of foreclosed properties	$0.32	$0.27	$0.28	$1.12	$0.97

Realized securities gains/(losses)	0.01	0.01	0.01	0.02	0.24
Applicable income tax effect	-	-	-	(0.01)	(0.09)
Gains/(losses) on sales of foreclosed properties	-	-	(0.01)	(0.05)	(0.07)
Applicable income tax effect	-	-	-	0.02	0.03
Other-than-temporary impairment of securities	-	-	(0.01)	(0.01)	(0.05)
Applicable income tax effect	-	-	-	-	0.02
Write-downs of foreclosed properties	(0.07)	(0.07)	(0.08)	(0.39)	(0.71)
Applicable income tax effect	0.03	0.03	0.03	0.14	0.26
	(0.03)	(0.03)	(0.06)	(0.28)	(0.37)
GAAP diluted earnings per common share	$0.29	$0.24	$0.22	$0.84	$0.60

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

	For the Quarter Ended			For the Years Ended
Dollars in thousands	12/31/2013	9/30/2013	12/31/2012	12/31/2013	12/31/2012

Total revenue - excluding realized securities gains and
other-than-temporary impairment of securities	$12,775	$12,307	$12,713	$49,890	$50,802

Realized securities gains/(losses)	124	132	103	240	2,348
Other-than-temporary impairment of securities	-	(38)	(76)	(118)	(451)
	124	94	27	122	1,897
GAAP total revenue	$12,899	$12,401	$12,740	$50,012	$52,699

Total noninterest income - excluding realized securities gains
and other-than-temporary impairment of securities	$2,772	$2,769	$2,817	$11,087	$10,982

Realized securities gains/(losses)	124	132	103	240	2,348
Other-than-temporary impairment of securities	-	(38)	(76)	(118)	(451)
	124	94	27	122	1,897
GAAP total noninterest income	$2,896	$2,863	$2,844	$11,209	$12,879

Total noninterest expense - excluding gains/losses
on sales of foreclosed properties and write-downs
of foreclosed properties	$7,808	$7,594	$7,421	$30,516	$29,727

(Gains)/losses on sales of foreclosed properties	(28)	(17)	94	518	677
Write-downs of foreclosed properties	644	654	748	3,722	6,862
	616	637	842	4,240	7,539
GAAP total noninterest expense	$8,424	$8,231	$8,263	$34,756	$37,266